UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)        OCTOBER 3, 2006
                                                --------------------------------

                           DARLING INTERNATIONAL INC.
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               (Exact Name of Registrant as Specified in Charter)

         DELAWARE                     000-24620                  36-2495346
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(State or Other Jurisdiction        (Commission                (IRS Employer
      of Incorporation)             File Number)            Identification No.)

     251 O'CONNOR RIDGE BLVD., SUITE 300, IRVING, TEXAS            75038
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         (Address of Principal Executive Offices)                (Zip Code)

Registrant's telephone number, including area code:          (972) 717-0300
                                                    ----------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.


         On October 3, 2006, the Compensation Committee of the Board of Directors of Darling International Inc. (the "Company") resolved to amend that certain (i) Stock Option Grant, granting the option to purchase a maximum of 127,100 shares of the Company common stock to Randall C. Stuewe ("Employee") on November 19, 2004 (the "2004 Stock Option Grant"), (ii) Restricted Stock Award, granting a maximum of 104,400 shares of the Company common stock to Employee on November 19, 2004 (the "Restricted Stock Award"), (iii) Stock Option Grant, granting the option to purchase a maximum of 82,600 shares of the Company common stock to Employee on June 16, 2005 (the "2005 Stock Option Grant"), and
(iv) Integration Success Incentive Award, granting a maximum of 100,000 shares of the Company common stock to Employee on March 9, 2006 (the "Incentive Award" and together with the 2004 Stock Option Grant, the Restricted Stock Award and the 2005 Stock Option Grant, the "Grants and Awards").

         Each of the 2004 Stock Option Grant and the 2005 Stock Option Grant is modified to provide that the option shall become 100% vested with respect to the total number of shares of the Company common stock (the "Shares") subject to the applicable option grant if Employee's service is terminated because of Employee's permanent disability or in the event of Employee's death.

         The Restricted Stock Award is modified to provide that the Restricted Stock Award shall vest, and the Right of Repurchase (as defined in the Restricted Stock Award Agreement) shall lapse, with respect to 100% of the total number of Shares subject to the Restricted Stock Award if Employee's service is terminated because of Employee's permanent disability or in the event of Employee's death.

         The Incentive Award is modified to provide that the Shares subject to the Incentive Award shall be paid if Employee's service is terminated because of Employee's permanent disability or in the event of Employee's death.

         All other terms and conditions of the Grants and Awards remain unchanged. A copy of the Notice of Amendment to Grants and Awards is filed as
Exhibit 10.1 hereto and is incorporated herein by reference.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits.

                  10.1 Notice of Amendment to Grants and Awards, dated as of October 10, 2006.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            DARLING INTERNATIONAL INC.


Date:  October 10, 2006                     By: /s/ Mitchell C. Kilanowski
                                               ---------------------------------
                                                Mitchell C. Kilanowski
                                                Executive Vice President,
                                                Commodities